 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2016 (November 22, 2016)

AMERICAN BRIVISION (HOLDING) CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Sawyers Peak Drive, Goshen, NY, 10924

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 551-8728

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events

On November 22, 2016, American BriVision (Holding) Corporation (the “Company”) was informed by its independent registered accountants, Centurion ZD CPA Limited, or formerly known as DCAW (CPA) Limited (“DCAW”) that the firm has changed the name to “Centurion ZD CPA Limited”, effective November 22, 2016. The office addresses and telephone numbers of the firm remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American BriVision (Holding) Corporation

Date: November 30, 2016	By:	/s/ Eugene Jiang
Eugene Jiang
Chief Executive Officer and Chairman

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